UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 30, 2017

Southside Bancshares, Inc.
(Exact Name of Registrant as Specified in its Charter)

Texas	0-12247	75-1848732
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 S. Beckham, Tyler, Texas	75701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (903) 531-7111

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On December 1, 2017, Southside Bancshares, Inc. (the “Company” or "Southside") filed a Current Report on Form 8-K to report under Item 2.01 thereof that on November 30, 2017, it completed its acquisition of Diboll State Bancshares, Inc., a Texas corporation (“Diboll”), pursuant to an Agreement and Plan of Merger, dated as of June 12, 2017, by and among the Company, Rocket Merger Sub, Inc., a wholly owned subsidiary of Southside (“Merger Sub”) and Diboll (the “Merger Agreement”). Pursuant to the Merger Agreement, Merger Sub merged with and into Diboll, with Diboll as the surviving corporation (the “First Merger”). Immediately following the First Merger, Diboll merged with and into Southside, with Southside as the surviving corporation (the “Second Merger”). Immediately following the Second Merger, First Bank & Trust East Texas, a Texas banking association and, prior to the First Merger, a wholly owned subsidiary of Diboll, merged with and into Southside Bank, a Texas banking association and wholly owned subsidiary of Southside, with Southside Bank surviving the merger and continuing its corporate existence under the name “Southside Bank.” As the required financial statements of the business acquired and pro forma financial information were not included in the Form 8-K filed on December 1, 2017, this Form 8-K/A amends and supplements the disclosure provided in Item 9.01 of such Form 8-K to provide additional financial statements for Diboll and its subsidiary as required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

(i)
The audited consolidated balance sheets of Diboll as of December 31, 2016 and 2015, and the related consolidated statements of income, comprehensive income, changes in stockholders’ equity and cash flows for each of the two years in the period ended December 31, 2016, and the related notes and report of independent auditors thereto, required by this item are included as Exhibit 99.2 and incorporated by reference herein.

(ii)
The unaudited consolidated balance sheet of Diboll as of September 30, 2017, and related consolidated statement of income, comprehensive income, changes in stockholders’ equity and cash flows for the nine months ended September 30, 2017 and 2016, and the related notes required by this item are included as Exhibit 99.3 and incorporated by reference herein.

(b) Pro forma financial information.

(i)
The unaudited pro forma combined condensed consolidated balance sheet as of September 30, 2017, and the unaudited pro forma combined condensed consolidated statements of income for the nine months ended September 30, 2017 and the year ended December 31, 2016, required by this item are included as Exhibit 99.4 and incorporated by reference herein.

(d) Exhibits. The following are filed as exhibits to this Current Report on Form 8-K/A:

Exhibit Number	Exhibit Description
(10)	Material Agreements
10.1
Key Employee Retention Agreement, dated June 12, 2017, 2017, by and between Southside Bancshares, Inc. and H.J. Shands, III (incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 1, 2017).

(23)	Consents of Experts
23.1	Consent of Briggs & Veselka Co.
(99)	Additional Exhibits
99.1
Press Release issued by Southside Bancshares, Inc. dated December 1, 2017, relating to completion of the Acquisition (incorporated herein by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 1, 2017).

99.2	Audited Consolidated Financial Statements of Diboll State Bancshares, Inc. as of and for the years ended December 31, 2016 and 2015.
99.3	Unaudited Consolidated Financial Statements of Diboll State Bancshares, Inc. as of and for the nine months ended September 30, 2017 and 2016.
99.4	Unaudited Pro Forma Condensed Combined Financial Statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Southside Bancshares, Inc.

Date: February 15, 2018	By:	/s/ Julie N. Shamburger
Julie N. Shamburger, CPA
Senior Executive Vice President and Chief Financial Officer